                                                                    EXHIBIT 10.1

                             SEAGULL THRIFT PLAN
























                       Effective Date: January 1, 1989

                              TABLE OF CONTENTS

ARTICLE                                                                    PAGE
- -------                                                                    ----
I      -    DEFINITIONS AND CONSTRUCTION ...............................     I-1

II     -    PARTICIPATION ..............................................    II-1

III    -    CONTRIBUTIONS ..............................................   III-1

IV     -    ALLOCATIONS ................................................    IV-1

V      -    INVESTMENT OF FUNDS ........................................     V-1

VI     -    RETIREMENT BENEFITS ........................................    VI-1

VII    -    DISABILITY BENEFITS ........................................   VII-1

VIII   -    SEVERANCE BENEFITS .........................................  VIII-1

IX     -    DEATH BENEFITS .............................................    IX-1

X      -    TIME AND MANNER OF PAYMENT OF BENEFITS .....................     X-1

XI     -    WITHDRAWALS AND LOANS ......................................    XI-1

XII    -    ADMINISTRATION OF PLAN .....................................   XII-1

XIII   -    ADMINISTRATION OF FUNDS ....................................  XIII-1

XIV    -    TRUSTEE'S POWERS AND DUTIES ................................   XIV-1

XV     -    FIDUCIARY PROVISIONS .......................................    XV-1

XVI    -    AMENDMENTS .................................................   XVI-1

XVII   -    DISCONTINUANCE OF CONTRIBUTIONS,
               TERMINATION AND MERGER OR CONSOLIDATION .................  XVII-1

XVIII  -    OTHER EMPLOYING COMPANIES .................................. XVIII-1

XIX    -    MISCELLANEOUS ..............................................   XIX-1

XX     -    TOP-HEAVY STATUS ...........................................    XX-1

XXI    -    SECURITIES REGULATIONS .....................................   XXI-1



                                     (i)

                             SEAGULL THRIFT PLAN



        THIS AGREEMENT AND DECLARATION OF TRUST is by and between SEAGULL ENERGY CORPORATION, a Texas corporation, hereinafter referred to as the "Company," and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, Houston, Texas, a national banking association, hereinafter referred to as "Trustee."


                            W I T N E S S E T H :


        WHEREAS, Company has heretofore adopted the SEAGULL THRIFT PLAN, hereinafter referred to as the "Plan," for the benefit of its employees; and

        WHEREAS, the Company has heretofore entered into a trust agreement with the Trustee establishing a trust to hold and invest contributions made under the Plan and from which benefits have been distributed under the Plan;

        WHEREAS, the Company desires to restate the Plan and to amend the Plan in several respects, intending thereby to provide an uninterrupted and continuing program of benefits and to incorporate the trust agreement into the Plan document;

        NOW THEREFORE, the Plan and the trust agreement are hereby restated in their entirety as follows with no interruption in time, effective as of January 1, 1989, except as otherwise indicated herein:





                                     (ii)

                                      I.

                         DEFINITIONS AND CONSTRUCTION

        1.01 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) ACCOUNTS: The total of the amounts allocated to a Member's Cash or Deferred Account, Company Contribution Account and Member
        Contribution Account.

(2)     ACT: The "Employee Retirement Income Security Act of 1974, as amended."

(3) BENEFIT COMMENCEMENT DATE: With respect to each Member or beneficiary, the date such Member's or beneficiary's benefit is paid to him from the Trust Fund.

(4) CASH OR DEFERRED ACCOUNT: An individual account for each Member to which is credited the Cash or Deferred Contributions made by the Company on such Member's behalf and the Company Discretionary Contributions, if any, made on such Member's behalf pursuant to Section 3.03(b) and which is credited (or debited) for such account's allocation of net income (or net loss) of the Trust Fund.

(5) CASH OR DEFERRED CONTRIBUTIONS: Contributions made to the Plan by the Company on a Member's behalf in accordance with the Member's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.01.

(6)     CODE: The Internal Revenue Code of 1986, as amended.

(7) COMMENCEMENT DATE: The date on which an Employee first performs an Hour of Service.

(8) COMMITTEE: The administrative committee appointed by the Directors to administer the Plan.

(9)     COMPANY: Seagull Energy Corporation.

(10) COMPANY CONTRIBUTION ACCOUNT: An individual account for each Member to which is credited the sum of (A) the Company Matching Contributions made on such Member's behalf and (B) the Company Discretionary Contributions made on such Member's behalf pursuant to Section 3.03(a) plus such Member's allocation of forfeitures and which is credited (or debited) for such account's allocation of net income (or net loss) of the Trust Fund.

(11) COMPANY CONTRIBUTIONS: The total of Company Discretionary Contributions and Company Matching Contributions.


(12) COMPANY DISCRETIONARY CONTRIBUTIONS: Contributions made to the Plan by the Company pursuant to Section 3.03.

(13) COMPANY MATCHING CONTRIBUTIONS: Contributions made to the Plan by the Company pursuant to Section 3.02.

(14)    COMPANY STOCK: The common stock of Seagull Energy Corporation.

(15) COMPENSATION: The total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a Member for services actually rendered or labor performed for the Company while a Member to the extent such amounts are includable in gross income, excluding, however, bonuses, incentive or other supplemental pay, reimbursements or other expense allowances, cash and noncash fringe benefits, moving expenses, Company contributions to or payments from this or any other deferred compensation program whether such program is qualified under section 401(a) of the Code or nonqualified, welfare benefits, amounts realized from the exercise of a stock option which is not an incentive stock option within the meaning of section 422A of the Code or when property described in section 83 of the Code is no longer subject to a substantial risk of forfeiture, any amount realized as a result of a disqualifying disposition within the meaning of section 421(a) of the Code and any other amounts which receive special tax benefits under the Code but are not hereinafter included; provided that, for the purposes of this definition, the following shall also be included: (A) elective contributions made on a Member's behalf by the Company that are not includable in income under section 125, section 402(A)(8), section 402(h) or section 403(b) of the Code, (B) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code and (C) employee contributions described in section 414(h) of the Code that are picked up by the employing unit and are treated as employer contributions. The above notwithstanding, the Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 for any Plan Year (with such amount to be (i) adjusted automatically to reflect any cost-of-living increases authorized by section 401(a)(17) of the Code and (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law).

(16) CONTROLLED ENTITY: Each corporation that is a member of a controlled group of corporations, within the meaning of section 1563(a) (determined without regard to sections 1563(a)(4) and 1563(e)(3)(C)) of the Code, of which the Company is a member, each trade or business (whether or not incorporated) with which the Company is under common control and each member of an affiliated service group, within the meaning of section 414(m) of the Code, of which the Company is a member.

(17)    DIRECTORS: The Board of Directors of the Company.

(18) EFFECTIVE DATE: January 1, 1989, as to this restatement of the Plan, except (A) as otherwise indicated in specific provisions of the Plan and (B) that provisions of the Plan required to have an earlier effective date by provision of the Tax Reform Act of 1986, the

        Technical and Miscellaneous Revenue Act of 1988, technical corrections to the Retirement Equity Act of 1984 and the Deficit Reduction Act of 1984 and by regulations issued pursuant to such Acts shall be effective as of the required effective date in such Acts and regulations.

(19) ELIGIBLE EMPLOYEE: Any Employee other than (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement unless such agreement provides for his coverage under the Plan, (B) any non-resident alien who has no United States source income, (C) any Employee who is a Leased Employee, (D) any Employee who is employed at the ENSTAR Natural Gas Company division of the Company and (E) any Employee who is employed by the Alaska Pipeline Company.

(20)    EMPLOYEE: Any individual employed by the Company and any Leased
        Employee.

(21) FUND: A portion of the Trust Fund which is invested in a specified manner.

(22) HIGHLY COMPENSATED EMPLOYEE: Any Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the "Determination Year") and who (A) is a five-percent owner of the Company (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "Look-Back Year"), (B) receives compensation (within the meaning of section 415(c)(3) of the Code, including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity; "compensation" for purposes of this Paragraph) in excess of $75,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year, (C) receives compensation in excess of $50,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year and is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in section 414(q)(8) of the Code) ranked on the basis of compensation received during the year, (D) is an officer (within the meaning of section 416(i) of the Code) during the Look-Back Year and receives compensation in the Look-Back Year greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which the Look-Back Year begins or (E) is described in clauses (B), (C) or (D) above (after modifying such clauses to substitute the Determination Year for the Look-Back Year) and is one of the 100 Employees who receives the most compensation from the Company during the Determination Year. For purposes of the preceding sentence,
        (i) no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers, (ii) if no officer has compensation in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code, then the highest-paid officer shall be deemed to be a Highly Compensated Employee, (iii) all employers aggregated with the Company under section 414(b), (c), (m) or
        (o) of the Code shall be treated as a single employer and (iv) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee. Further, if any individual is a member of the family of a five-percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest compensation during the year, then such individual shall not be considered a separate employee and any compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf
        of) the five-percent owner or Highly Compensated Employee. For purposes of the preceding sentence, the term "family" means, with respect to any active or former Employee, such Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in section 414(q) of the Code and the Treasury Regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury Regulations thereunder shall govern and control.

(23) HOUR OF SERVICE: An Hour of Service is each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company or a Controlled Entity for the performance of duties or for reasons other than the performance of duties; provided, however, that no more than 501 Hours of Service shall be credited to an Employee on account of any continuous period during which he performs no duties. Such Hours of Service shall be credited to the Employee for the computation period in which such duties were performed or in which occurred the period during which no duties were performed. An Hour of Service also includes each hour, not credited above, for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or a Controlled Entity. These Hours of Service shall be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. Solely for purposes of determining whether a One-Year Break-in-Service has occurred, an

        Hour of Service is also each normal work hour, not otherwise credited above, during which an Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for the period immediately following such birth or placement. The Committee may require, as a condition to the crediting of Hours of Service under this provision, that the Employee furnish appropriate and timely information to the Committee establishing the reason for any such absence. These Hours of Service shall be credited to the Employee for the computation period in which the absence from work begins if such crediting is necessary to prevent the occurrence of a One-Year Break-in-Service in such computation period, otherwise these Hours of Service shall be credited to the Employee in the next following computation period.

        The number of Hours of Service to be credited to an Employee for any computation period shall be governed by section 2530.200b-2(b) and (c) of the Labor Department Regulations relating to the Act.

        The above notwithstanding, Hours of Service with Wacker Oil Inc. prior to the date it became a Controlled Entity shall be taken into account for all purposes under the Plan except that in determining whether a Member has one Year of Service for purposes of

        Section 3.02 (a) and 4.02(c) of the Plan, a Member shall not be considered to have one Year of Service before January 1, 1991 based upon Hours of Service with Wacker Oil Inc.

(24) LEASED EMPLOYEE: Any person who is not an employee of the Company or a Controlled Entity but who performs services for the Company or a Controlled Entity pursuant to an agreement (oral or written) between the Company or a Controlled Entity and any leasing organization, provided that such person has performed such services for the Company or a Controlled Entity or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by the Company's or Controlled Entity's employees in the Company's or Controlled Entity's field of business.

(25) MEMBER: Any individual who has met the eligibility requirements for participation in the Plan.

(26) MEMBER CONTRIBUTION ACCOUNT: An individual account for each Member to which is credited his Member contributions made prior to January 1, 1987 and which is credited (or debited) for such account's allocation of net income (or net loss) of the Trust Fund.

(27) NORMAL RETIREMENT DATE: The date a Member attains the age of sixty-five.

(28) ONE-YEAR BREAK-IN-SERVICE: Any Plan Year during which an Employee has no more than 500 Hours of Service.

(29)    PLAN: The Seagull Thrift Plan, as amended from time to time.

(30) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each year.

(31) TRUST: The trust established herein to hold and invest contributions made under the Plan, and income thereon, and from which the benefits will be distributed.

(32) TRUST FUND: The funds and properties held pursuant to the provisions hereof for the use and benefit of the Members, together with all income, profits and increments thereto.

(33) TRUSTEE: The trustee or trustees qualified and acting hereunder at any time.

(34) VALUATION DATES: The last day of each calendar quarter and any other interim Valuation Date determined by the Committee on a nondiscrimi-natory basis.

(35) VESTED INTEREST: The portion of a Member's Accounts which, pursuant to the Plan, is nonforfeitable.

(36) VESTING SERVICE: The measure of service used in determining a Member's Vested Interest as determined pursuant to Section 8.03.

(37) Voting Fiduciary: The independent fiduciary, if any, appointed by the Committee pursuant to the provisions of Section 12.07(1) to receive voting directions from the Members and vote Company Stock in accordance with the provisions of Section 5.03(a).


        1.02 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and the plural to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

        1.03 HEADINGS. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                     II.

                                PARTICIPATION

        2.01 ELIGIBILITY. Any Eligible Employee shall become a Member upon the first day of the month coincident with or next following the date on which he completes an Hour of Service. Notwithstanding the foregoing:

                (a) an Eligible Employee who was a Member of the Plan on the day prior to the Effective Date shall remain a Member of this restatement thereof as of the Effective Date;

                (b) an Eligible Employee who was a Member of the Plan, or who was eligible to become a Member of the Plan, prior to a termination of employment shall become a Member immediately upon his reemployment as an Eligible Employee; and

                (c) an Employee who has completed an Hour of Service but who has not become a Member of the Plan because he was not an Eligible Employee shall become a Member of the Plan immediately upon becoming an Eligible Employee as a result of a change in his employment status; and

                (d) an Eligible Employee who completed an Hour of Service but who terminated employment prior to the date upon which he would have become a Member shall become a Member immediately upon his reemployment.

                                    III.

                                CONTRIBUTIONS

        3.01    CASH OR DEFERRED CONTRIBUTIONS.

                (a) A Member may elect to defer an integral percentage of from 1% to 14% of his Compensation for a Plan Year by having the Company contribute the amount so deferred to the Plan. Compensation for a Plan Year not so deferred by such election shall be received by such Member in cash. A Member's election to defer an amount of his Compensation pursuant to this Section shall be made on the date he first becomes a Member or upon the first day of any subsequent month by executing a Compensation reduction agreement pursuant to which the Member authorizes the Company to reduce his Compensation in the elected amount and the Company, in consideration thereof, agrees to contribute an equal amount to the Plan. The reduction in a Member's Compensation for a Plan Year pursuant to his election under a Compensation reduction agreement shall be effected by Compensation reductions as of each payroll period within such Plan Year following the effective date of such agreement. The amount of Compensation elected to be deferred by a Member for a Plan Year pursuant to this Section shall become a part of the Company's Cash or Deferred Contributions for such Plan Year.

                (b) A Member's Compensation reduction agreement shall remain in force and effect for all periods following the date of its execution until modified or terminated or until such Member terminates his employment. A Member who has elected to defer a portion of his Compensation may change his deferral election percentage (within the percentage limits set forth in Paragraph (a) above), effective as of the first day of any month by executing and delivering to the Committee a new Compensation reduction agreement within the time period prescribed by the Committee. Only one such change may be made in any calendar quarter.

                (c) A Member may cancel his Compensation reduction agreement, effective as of the first day of any month by executing and delivering to the Committee a Compensation reduction cancellation agreement in the form prescribed by the Committee within the time period prescribed by the Committee. A Member who so cancels his Compensation reduction agreement may resume Compensation deferrals, effective as of the first day of any month that is at least six months after such cancellation, by executing and delivering to the Committee a new Compensation reduction agreement within the time period prescribed by the Committee.


                (d) In restriction of the Members' elections provided in Paragraphs (a), (b) and (c) above, the Cash or Deferred Contributions on behalf of any Member for any calendar year shall not exceed $7,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 402(g)(5) of the Code), reduced by any "excess deferrals" from other plans allocated to the Plan by March 1 of the next





                                    III-1
following calendar year within the meaning of, and pursuant to the provisions of, section 402(g)(2) of the Code.

                (e) In further restriction of the Members' elections provided in Paragraphs (a), (b) and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth in section 401(k)(3) of the Code and the Treasury Regulations thereunder must be met in each Plan Year.

                (f) If the restrictions set forth in Paragraph (e) above would not otherwise be met for any Plan Year, the Compensation deferral elections made pursuant to Paragraphs (a), (b) and (c) above of all Members who are Highly-Compensated Employees shall automatically be revised by the Committee on a temporary basis to the extent necessary to meet such restrictions. Any reduction of amounts to be deferred by Members who are Highly-Compensated Employees shall be applied by first reducing on an equal basis Compensation deferral elections of 14%, then reducing on an equal basis Compensation deferral elections of 13% or more and continuing in such manner until the restrictions set forth in Paragraph (e) are met. A Member whose Compensation deferral election percentage has been reduced pursuant to this Paragraph shall be notified of such reduction in writing by the Committee. The intent of the foregoing provision is to effect a prospective reduction in a Member's deferral election percentage. If the Committee temporarily reduces Members' deferral elections pursuant to this Paragraph and subsequently determines at any time that, on a projected basis for such Plan Year, such Members' deferral elections, as originally made, may be wholly or partially restored, the Committee shall increase the deferral elections of such Members in the same manner as such deferral elections were reduced to the extent consistent with meeting the restrictions referred to in the first sentence of this Paragraph as of the last day of such Plan Year.

                (g) As of the last day of each month, the Company shall contribute, as Cash or Deferred Contributions with respect to each Member, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Member during such month. Such contributions, as well as the contributions pursuant to Sections 3.02 and 3.03, shall be made without regard to current or accumulated profits of the Company. Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412 and 417 of the Code.

        3.02    COMPANY MATCHING CONTRIBUTIONS.

                (a) For each calendar month, the Company shall contribute, out of its current or accumulated earnings and profits, as Company Matching Contributions on behalf of each Member who has completed one Year of Service, as defined below, as of the first day of such month, an amount which equals 100% of the Cash or Deferred Contributions which were made pursuant to Section
3.01 on behalf of such Member during





                                    III-2
such month and which were not in excess of 6% of such Member's Compensation for such month. For purposes of this Paragraph (a), an Employee shall be credited with one Year of Service upon the completion of any twelve month period commencing with his Commencement Date or any anniversary thereof during which twelve month period such Employee is credited with 1,000 Hours of Service. An Employee who completed one Year of Service prior to a termination of his employment (regardless of whether such Employee had elected to defer compensation pursuant to Section 3.01) shall continue to be credited with one Year of Service upon his reemployment with the Company.


                (b) If current or accumulated earnings and profits on any contribution date are not sufficient to permit the Company to make such contributions, the Company may make such contributions at a subsequent time when current or accumulated earnings and profits are sufficient.

        3.03    COMPANY DISCRETIONARY CONTRIBUTIONS.

                (a) For each Plan Year, the Company may contribute, out of its current or accumulated earnings and profits, as a Company Discretionary Contribution, an additional amount as determined in the discretion of the Directors.

                (b) In addition to the Company Matching Contributions made pursuant to Section 3.02 and the Company Discretionary Contribution made pursuant to Section 3.03(a), and as authorized by the Directors, for each Plan Year, the Company may contribute as a "safe harbor contribution" for such Plan Year out of its current or accumulated earnings and profits, on behalf of Members who are not Highly Compensated Employees, the amount necessary to cause the Plan to satisfy the restrictions set forth in Section 3.01(e) and Section
3.04. Any amounts contributed pursuant to this Paragraph to cause the Plan to satisfy the restrictions set forth in Section 3.01(e) shall be allocated to the Cash or Deferred Accounts of the Members who are not Highly Compensated Employees and any amounts contributed pursuant to this Paragraph to cause the Plan to satisfy the restrictions of Section 3.04 shall be allocated to the Company Contribution Accounts of the Members who are not Highly Compensated Employees.

        3.04 RESTRICTIONS ON COMPANY CONTRIBUTIONS. In restriction of the Company Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in section 401(m) of the Code and the Treasury Regulations thereunder must be met in each Plan Year. The Committee may elect, in accordance with applicable Treasury Regulations, to treat Cash or Deferred Contributions to the Plan as Company Matching Contributions for purposes of meeting this requirement.

        3.05 PAYMENTS TO TRUSTEE. Contributions under the Plan shall be paid by the Company directly to the Trustee as soon as practicable. On or about the date of any such payment, the Committee shall be informed as to the amount of such payment.





                                    III-3

        3.06 RETURN OF CONTRIBUTIONS. Anything to the contrary herein notwithstanding, the Company's contributions to the Plan are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Company, be returned to the Company by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Company contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Company, be returned to the Company by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto.

        3.07    DISTRIBUTION OF EXCESS CONTRIBUTIONS.

                (a) Anything to the contrary herein notwithstanding, any Cash or Deferred Contributions to the Plan for a calendar year on behalf of a Member in excess of the limitations set forth in Section 3.01(d) shall be distributed to such Member not later than April 15 of the next following calendar year.

                (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Cash or Deferred Contributions made by the Company on behalf of Highly Compensated Employees exceeds the maximum amount of Cash or Deferred Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.01(e) (determined by reducing Cash or Deferred Contributions on behalf of Highly Compensated Employees in order of the "actual deferral percentages" (as that term is defined in section 401(k)(3)(B) of the Code and the Treasury Regulations thereunder) beginning with the highest of such percentages), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess was contributed before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Cash or Deferred Contributions of a Member whose actual deferral percentage is determined under the family aggregation rules of sections 401(k) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury Regulations thereunder.

                (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Company Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Company Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.04 (determined by reducing Company Contributions made on behalf of Highly Compensated Employees in order of the "contribution percentages" (as that term is defined in section 401(m)(3) of the Code and Treasury Regulations thereunder) beginning with the highest of such percentages), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. For





                                    III-4
purposes of this Paragraph, the determination and correction of excess Company Contributions allocated to the Account of a Member whose contribution percentage is determined under the family aggregation rules of sections 401(m) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury Regulations thereunder. Any excess contribution which is forfeitable shall be considered forfeited on March 15 of the next following Plan Year.

                (d) In coordinating distributions of excess contributions pursuant to this Section, such excess contributions shall be distributed in the following order:

                    (1) first, excess deferrals described in Paragraph (a) above shall be distributed;

                    (2) second, excess Cash or Deferred Contributions described in Paragraph (b) above shall be distributed; and

                    (3) third, excess Company Contributions described in Paragraph (c) above shall be distributed (or, if forfeitable, forfeited).

                (e) Any distribution of excess contributions pursuant to this Section shall be adjusted for income or loss allocated thereto in a manner consistent with applicable Treasury Regulations, rulings and notices.





                                    III-5

                                     IV.

                                 ALLOCATIONS

        4.01 SUSPENSE ACCOUNT. All contributions, forfeitures and the net income (or net loss) of the Trust Fund shall be held in a suspense account until allocated to the Accounts of the Members as provided herein.

        4.02    ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.

                (a) Cash or Deferred Contributions made by the Company on a Member's behalf pursuant to Section 3.01 shall be allocated to such Member's Cash or Deferred Account as of the last day of the month for which they were made.

                (b) The 100% Company Matching Contributions for each month pursuant to Section 3.02 on behalf of a Member shall be allocated as of the end of such month to the Company Contribution Account of such Member.

                (c) As of the last day of each Plan Year, the sum of (1) the Company Discretionary Contribution, if any, made pursuant to Section 3.03(a) for such Plan Year plus (2) any amounts which are forfeited under any provisions hereof during such Plan Year shall be allocated as of the last day of such Plan Year to the Company Contribution Account of each Member (regardless of whether such Member elected to have Cash or Deferred Contributions made to the Plan on his behalf during such Plan Year) who had completed one Year of Service as of the last day of such Plan Year and who (A) was an Eligible Employee on the last day of such Plan Year or (B) terminated his employment during such Plan Year on or after his Normal Retirement Date or by reason of total and permanent disability or death. The allocation to each such eligible Member's Company Contribution Account shall be that portion of such Company Discretionary Contribution and forfeitures which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year.

                (d) As of the last day of each Plan Year, the Company Discretionary Contribution, if any, made pursuant to Section 3.03(b) for such Plan Year in order to satisfy the restrictions set forth in Section 3.01(e) shall be allocated to the Cash or Deferred Accounts of Members who are not Highly Compensated Employees on the basis of such Members' Cash or Deferred Contributions for such Plan Year and each such Member's Cash or Deferred Account shall be allocated that portion of such contribution which such Member's Cash or Deferred Contributions for such Plan Year is of all such Members' Cash or Deferred Contributions for such Plan Year.

                (e) As of the last day of each Plan Year, the Company Discretionary Contribution, if any, made pursuant to Section 3.03(b) for such Plan Year in order to satisfy the restrictions set forth in Section 3.04 shall be allocated to the Cash or Deferred Accounts of Members who are not Highly Compensated Employees on the basis of such

Members' share of Company Matching Contributions for such Plan Year and each such Member's Cash or Deferred Account shall be allocated that portion of such contribution which such Member's share of Company Matching Contributions for such Plan Year is of all such Members' share of Company Matching Contributions for such Plan Year.

        4.03    ALLOCATION OF NET INCOME OR LOSS.

                (a) As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund assets and the net income (or net loss) of the Trust Fund. The net income (or net loss) of each Fund within the Trust Fund since the next preceding Valuation Date shall be ascertained by the Trustee and shall be determined on the accrual basis of accounting; provided, however, that such net income (or net loss) shall include any net increase or net decrease in the value of the assets of each such Fund since the next preceding Valuation Date to the extent not otherwise accrued. As soon as is practicable after each Valuation Date, the Trustee shall deliver to the Committee a written statement of such determination.

                (b) For purposes of allocations of net income (or net loss) of the Trust Fund, each Member's Accounts (or subaccounts) shall be divided into subaccounts to reflect such Member's investment designation in a particular Fund or Funds pursuant to Article V. As of each Valuation Date, the Committee shall adjust the Accounts of each Member as follows:

                    (1) The net income (or net loss) of each Fund, separately and respectively, shall be allocated among the corresponding subaccounts of the Members who had such corresponding subaccounts on the next preceding Valuation Date and each such corresponding subaccount shall be credited (or debited) with that portion of such net income (or net loss) which the value of each such corresponding subaccount on such next preceding Valuation Date was of the value of all such corresponding subaccounts on such date; provided, however, that the value of such subaccounts as of the next preceding Valuation Date shall be reduced by the amount of any withdrawals or distributions made therefrom since the next preceding Valuation Date.

                    (2) With respect to each Member whose employment is terminated for any reason, so long as there is any balance in any of his Accounts, such Account or Accounts shall continue to receive allocations pursuant to this Section; provided, however, that the value of such Accounts as of the next preceding Valuation Date shall be reduced by the amount of any payments made therefrom since the next preceding Valuation Date.

                (c) Plan provisions to the contrary notwithstanding, the provisions of this Paragraph shall be applicable with respect to allocations and accounting for Company Stock held by the Plan. All amounts which are allocated to a Member's Accounts under the Plan and are to be invested in Company Stock shall be used to purchase shares of

Company Stock as soon as practicable after such allocation. Shares of Company Stock so purchased for a Member's Accounts shall be earmarked for the benefit of such Member. Any cash dividends received by the Trustee with respect to Company Stock earmarked for Members' Accounts shall be invested in additional shares of Company Stock which shall be earmarked for the benefit of such Member. Any such additional Company Stock, plus any other Company Stock received as a result of a stock split or stock dividend, shall be allocated pro rata to the Members' Accounts in proportion to the respective balances of Company Stock credited to such Accounts as of the appropriate record date and following an allocation of such shares to a Member's Accounts such shares shall be earmarked for the benefit of such Member.

        4.04    LIMITATIONS.

                (a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

                    (1) "ANNUAL ADDITIONS" of a Member for any Limitation
        Year shall mean the total of (A) the Company Contributions, Cash or Deferred Contributions and forfeitures allocated to such Member's Accounts for such year, (B) Member's contributions, if any, (excluding any rollover contributions) for such year and (C) amounts referred to in sections 415(l)(1) and 419A(d)(2) of the Code.

                    (2) "LIMITATION YEAR" shall mean the Plan Year.

                    (3) "MAXIMUM ANNUAL ADDITIONS" of a Member for any Limitation Year shall mean the lesser of (A) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year) or (B) 25% of such Member's compensation, within the meaning of section 415(c)(3) of the Code as limited by section 401(a)(17) of the Code for Limitation Years beginning after December 31, 1988, during such year except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after separation from service with the Company or a Controlled Entity which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

                (b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of allocation of forfeitures, a reasonable error in estimating a Member's Compensation or because of other limited facts and circumstances, the Annual Additions which would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

                    (1) first, any such excess Annual Additions in the form of Company Discretionary Contributions shall, to the extent such amounts would otherwise have been allocated to such Member's Company Contribution Account, be allocated to a suspense account and shall be held therein until allocated to Members' Company Contribution Accounts in the same manner as a forfeiture;

                    (2) next, any such excess Annual Additions in the form of Company Matching Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Company Contribution Account, be allocated instead to a suspense account and shall be held therein until allocated to Members' Company Contribution Accounts in the same manner as a forfeiture;

                    (3) finally, any such excess Annual Additions in the form of Cash or Deferred Contributions shall be allocated instead to a suspense account and shall be held therein until allocated to such Member's Cash or Deferred Account in future Limitation Years before any Cash or Deferred Contributions are made to the Plan on behalf of such Member.

                (c) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in allocations of the net income (or net loss) of the Trust Fund.

                (d) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Company are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "Controlled Entity" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. Effective from and after January 1, 1989 and through December 31, 1990, if the Annual Additions credited to a Member's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Member for such Limitation Year, the additions under such other plans shall be reduced to the extent possible prior to any reduction of the Annual Additions under this Plan. Effective from and after January 1, 1991, if the Annual Additions credited to a Member's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan shall be reduced to the extent possible prior to any reductions of additions under such other plan or plans.

                (e) In the case of a Member who also participated in a defined benefit plan of the Company or a Controlled Entity (as defined in Paragraph (d) above), the Company shall reduce the Annual Additions credited to the Accounts of such Member under this Plan pursuant to the provisions of Paragraph (b) to the extent necessary to prevent the limitation set forth in section 415(e) of the Code from being exceeded. Notwithstanding the foregoing, the provisions of this Paragraph shall only apply if such defined benefit plan does not provide for a reduction of benefits thereunder to ensure that the limitation set forth in section 415(e) of the Code is not exceeded.

                (f) If the limitations set forth in this Section would not otherwise be met for any Limitation Year, the Compensation deferral elections pursuant to Section 3.01 of affected Members shall be revised prospectively by the Committee on a temporary basis to the extent necessary to meet such limitations in the manner described in Section 3.01(f).

                                     V.

                             INVESTMENT OF FUNDS

        5.01 INVESTMENT OPTIONS FOR MEMBERS' CONTRIBUTIONS. On the form prescribed by the Committee, each Member shall designate the manner in which the amounts allocated to his Accounts shall be invested from among the following options:

        OPTION 1 In Company Stock. Amounts invested under this Option 1 shall be invested as one Fund referred to as Fund A.

        OPTION 2   In such general equity investments (other than Company
                   Stock or other securities of the Company) as the Trustee may determine. Amounts invested under this Option 2 shall be invested as one Fund referred to as Fund B.

        OPTION 3 In such general money market investments (other than Company Stock or other securities of the Company) as the Trustee may determine. Amounts invested under this Option 3 shall be invested as one Fund referred to as Fund C.

        OPTION 4 In a combination of general equity investments (other than Company Stock or other securities of the Company) and general fixed income investments (other than Company Stock or other securities of the Company) as the Trustee may determine. Amounts invested under this Option 4 shall be invested as one Fund referred to as Fund D.

It is specifically provided that the Trustee may invest the assets of Fund B, Fund C or Fund D in one or more mutual funds or group annuity contracts provided that the underlying investments of such mutual funds or group annuity contracts are consistent with the investment objectives of such funds as described above. A Member may designate one of such options for all of the contributions to his Accounts or he may split the investment of the contributions to his Accounts between such options. If a Member fails to make a designation, his Accounts shall be invested in Option 3.

        5.02    INVESTMENT OPTION CHANGES.

                (a) A Member may change his designated investment option for future contributions as of the first day of any month in the manner and on the form prescribed by the Committee; provided, however, that the designation may not be changed more frequently than once every calendar quarter.

                (b) A Member may elect, in the manner and on the form prescribed by the Committee, to convert up to 100% of the amounts in his Accounts from one investment Fund to another of the Funds permitted by Section 5.01, as of the last day of any calendar quarter. No more than one such election may be made during any calendar quarter.

        5.03    VOTING AND OTHER RIGHTS.

                (a) Each Member whose Accounts are invested in Fund A shall be entitled to direct the Committee or the Voting Fiduciary if one has been appointed as to the manner in which his Accounts' pro rata interest in Company Stock held in Fund A shall be voted. In the absence of voting instructions by a Member, Company Stock held in Fund A shall be voted by the Committee or the Voting Fiduciary if one has been appointed to the extent possible to reflect the voting directions the Committee or the Voting Fiduciary if one has been appointed has received from Members with respect to Company Stock held in Fund A.

                (b) If a "cash tender offer" or "exchange offer" for shares of Company Stock is made, a Member's pro rata interest in Company Stock held in Fund A shall be tendered or exchanged by the Trustee pursuant to such "cash tender offer" or "exchange offer" only in accordance with the written instructions and directions of such Member to the Trustee to so tender or exchange. If written instructions or directions are not timely received from a Member whose Accounts are invested in Fund A, such Member's pro rata interest in the shares of Company Stock held in Fund A shall not be tendered or exchanged pursuant to such "cash tender offer" or "exchange offer." For purposes of this Paragraph, the term "cash tender offer" shall include a tender offer for, or request or invitation for tenders of, shares of Company Stock in exchange for cash, as made to the Plan or to holders of shares of Company Stock generally; the term "exchange offer" shall include a tender offer for, or request or invitation for tenders of, any shares of Company Stock in exchange for any consideration other than for all cash, as made to the Plan or to holders of shares of Company Stock generally. If a "cash tender offer" or "exchange offer" for shares of Company Stock is made, the Trustee shall use its best efforts to take those steps reasonably necessary to furnish information to, and allow decision by, each Member whose Accounts are invested in Fund A with respect to such "cash tender offer" or "exchange offer" in substantially the same manner as would be available to holders of Company Stock generally, and, in that connection, the Trustee shall:

                    (1) inform each such Member as to the existence of such "cash tender offer" or "exchange offer;"

                    (2) transmit to each such Member as soon as practicable such written information, explanation and other materials relative to such "cash tender offer" or "exchange offer" as are made available by the Company or by the persons or entities making such "cash tender offer" or "exchange offer" to the holders of shares of Company Stock generally;

                    (3) request detailed written instructions and directions from each such Member as to whether to tender or exchange each such Member's pro rata interest in the shares of Company Stock held in Fund A and, if so instructed and directed, as to the time and manner of such tender or exchange, and such instructions and directions of the individual Members shall be given to the election judge or the Trustee and shall be kept confidential from the Company; and

                    (4) use its best efforts to effect on a confidential and nondiscriminatory basis the tender or exchange of Company Stock held under the Plan with respect to such "cash tender offer" or "exchange offer" solely in accordance with written instructions and directions received from such Members.

                                     VI.

                             RETIREMENT BENEFITS

        A Member who terminates his employment on or after his Normal Retirement Date shall be entitled to an Article X benefit equal in value to the sum of:

                (a) the amount in his Accounts as of the Valuation Date next preceding his Benefit Commencement Date plus any Cash or Deferred Contributions and Company Matching Contributions allocated to his Accounts after such Valuation Date; and

                (b) if such Member's Benefit Commencement Date occurs prior to the close of the Plan Year during which his termination of employment occurred, the amount of such Member's allocation of Company Discretionary Contributions and forfeitures for such Plan Year.

                                    VII.

                             DISABILITY BENEFITS

        7.01 TOTAL AND PERMANENT DISABILITY DETERMINED. The Committee shall determine whether a Member has become totally and permanently disabled and shall so notify such Member within sixty days thereafter. A Member shall be considered totally and permanently disabled if such disability is so certified by the Committee and, unless waived by the Committee as unnecessary, supported by a written medical opinion that such Member will be permanently incapable of performing his job for physical or mental reasons.

        7.02 DISABILITY BENEFITS. In the event a Member's employment is terminated due to total and permanent disability as of the Committee's certification thereof, such Member shall be entitled to an Article X benefit equal in value to the sum of:

                (a) the amount in his Accounts as of the Valuation Date next preceding his Benefit Commencement Date plus any Cash or Deferred Contributions and Company Matching Contributions allocated to his Accounts after such Valuation Date; and

                (b) if such Member's Benefit Commencement Date occurs prior to the close of the Plan Year during which such disability was determined, the amount of such Member's allocation of Company Discretionary Contributions and forfeitures for such Plan Year.





                                    VII-1

                                    VIII.

                             SEVERANCE BENEFITS

        8.01 NO BENEFITS UNLESS HEREIN SET FORTH. Except as set forth in this Article, upon termination of employment of a Member for any reason other than total and permanent disability, retirement or death, such Member shall acquire no right to any benefit from the Plan or the Trust Fund.

        8.02    SEVERANCE BENEFIT.

                (a) Each Member whose employment is terminated prior to his Normal Retirement Date for any reason other than total and permanent disability or death shall be entitled to an Article X benefit equal in value to his Vested Interest in the amount in his Accounts as of the Valuation Date next preceding his Benefit Commencement Date plus any Cash or Deferred Contributions and Company Matching Contributions allocated to his Accounts after such Valuation Date.

                (b) For purposes of this Section, a Member's Vested Interest in his Company Contribution Account shall be determined by such Member's years of Vesting Service in accordance with the following schedule:

                        YEARS OF VESTING SERVICE            VESTED INTEREST
                        ------------------------            ---------------
                        Less than 2 years                          0%
                                  2 years                         25%
                                  3 years                         40%
                                  4 years                         55%
                                  5 years                         70%
                                  6 years                         85%
                                  7 years or more                100%

                (c) Paragraph (b) above notwithstanding, a Member shall have a 100% Vested Interest in his Company Contribution Account upon attainment of his Normal Retirement Date.

                (d) A Member shall have a 100% Vested Interest in his Cash or Deferred Account and his Member Contribution Account at all times.

        8.03    VESTING SERVICE.

                (a) For the period preceding the Effective Date, an Employee shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date.





                                   VIII-1

                (b) For the Plan Year beginning with the Effective Date and all Plan Years thereafter, subject to the provisions of Paragraphs (c) and
(d) below, 1,000 or more Hours of Service during any Plan Year shall constitute one year of Vesting Service.

                (c) In the case of an Employee who terminates employment at a time when he does not have any Vested Interest in his Company Contribution Account and who then incurs a number of consecutive One-Year Breaks-in-Service which equals or exceeds the greater of (1) five years or (2) his years of Vesting Service prior to such One-Year Breaks-in-Service, such Employee's years of Vesting Service completed before such One-Year Breaks-in-Service shall be disregarded in determining his years of Vesting Service.

                (d) In the case of a Member who incurs five consecutive One-Year Breaks-in-Service, such Member's years of Vesting Service completed after such One-Year Breaks-in-Service shall be disregarded in determining such Member's Vested Interest in any Plan benefits derived from Company contributions on his behalf prior to such One-Year Breaks-in-Service.

        8.04    FORFEITURES.

                (a) With respect to a Member (1) who terminates employment with the Company with a Vested Interest in his Company Contribution Account which is less than 100% and (2) who either (A) is not entitled to a distribution from the Plan or (B) if he is entitled to a distribution, he receives such distribution no later than the close of the second Plan Year following the Plan Year in which his employment is terminated, the forfeitable amount credited to the terminated Member's Company Contribution Account as of the Valuation Date next preceding his Benefit Commencement Date shall become a forfeiture as of his Benefit Commencement Date (or as of his date of termination of employment if no amount is payable from the Trust Fund on behalf of such Member with such Member being considered to have received a distribution of zero dollars on his date of termination of employment).

                (b) In the event that an amount credited to a terminated Member's Company Contribution Account becomes a forfeiture pursuant to Paragraph (a) above, the terminated Member shall, upon subsequent reemployment with the Company prior to incurring five consecutive One-Year Breaks-in-Service, have the forfeited amount restored to such Member's Company Contribution Account, unadjusted by any subsequent gains or losses of the Trust Fund; provided, however, that such restoration shall be made only if such Member repays in cash an amount equal to the amount so distributed to him pursuant to Paragraph (a) above within five years from the date the Member is reemployed; provided, further, that such Member's repayment of amounts distributed to him from his Cash or Deferred Account shall be limited to the portion thereof which was attributable to contributions with respect to which the Company made Company Matching Contributions. A reemployed Member who was not entitled to a distribution from





                                   VIII-2
the Plan on his date of termination of employment shall be considered to have repaid a distribution of zero dollars on the date of his reemployment. Any such restoration shall be made as of the Valuation Date coincident with or next succeeding the date of repayment. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Company pursuant to this Paragraph shall be charged against and deducted from forfeitures otherwise available for allocation to other Members in accordance with Section 4.02(c) in the Plan Year in which such amounts are restored. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Company Contributions otherwise available for allocation to other Members in accordance with Section 4.02(c) and such excess amount shall be a minimum required Company contribution (without regard to current or accumulated earnings and profits).

                (c) With respect to a Member whose Vested Interest in his Company Contribution Account is less than 100% and who receives a termination distribution from his Company Contribution Account after the close of the second Plan Year following the Plan Year in which his employment is terminated, any amount remaining in his Company Contribution Account shall continue to be maintained as a separate account. At any relevant time, such Member's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                        X = P(AB + (R X D)) - (R X D)

For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Member's Vested Interest in his Company Contribution Account at the relevant time; AB is the balance of such separate account at the relevant time; R is the ratio of the balance of such separate account at the relevant time to the balance of such separate account after the distribution; and D is the amount of the distribution. For all other purposes of the Plan, a Member's separate account shall be treated as a Company Contribution Account. Upon his incurring five consecutive One-Year Breaks-in-Service, the forfeitable portion of a terminated Member's separate account and Company Contribution Account shall be forfeited as of the end of the Plan Year during which the terminated Member incurred his fifth such consecutive One-Year Break-in-Service.

                (d) With respect to a Member who terminates employment with the Company with a Vested Interest in his Company Contribution Account greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of Paragraph (a) or Paragraph (c) above, the forfeitable portion of his Company Contribution Account shall be forfeited as of the end of the Plan Year during which the terminated Member incurs his fifth consecutive One-Year Break-in-Service.

                (e) Any forfeitures occurring pursuant to Paragraphs (a),
(c) or (d) above shall be held in a suspense account and shall be available for allocation to the Accounts






                                   VIII-3
of the eligible Members pursuant to Section 4.02(c), as of the end of the Plan Year in which such forfeitures occurred. For all Valuation Dates prior to such allocation, forfeited amounts held in the suspense account shall receive allocations of net income (or net loss) pursuant to Section 4.03.

                (f) Distributions of benefits described in this Section shall be subject to the time of payment requirements of Section 10.01.





                                   VIII-4

                                     IX.

                               DEATH BENEFITS

        9.01 DEATH BENEFITS. Upon the death of a Member while an Employee, the Member's designated beneficiary shall be entitled to an Article X benefit equal in value to the sum of:

                (a) the amount in his Accounts as of the Valuation Date next preceding his Benefit Commencement Date plus any Cash or Deferred Contributions and Company Matching Contributions allocated to his Accounts after such Valuation Date; and

                (b) if such Member's Benefit Commencement Date occurs prior to the close of the Plan Year during which his death occurred, the amount of such Member's allocation of Company Discretionary Contributions and forfeitures for such Plan Year.

        9.02    DESIGNATION OF BENEFICIARIES.

                (a) Each Member shall have the right to designate the beneficiary or beneficiaries to receive payment of his Article X benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Member who is married on the date of his death designates other than his surviving spouse as his beneficiary, such designation shall not be effective unless (1) such spouse has consented thereto in writing and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by the spouse and (C) is witnessed by a Plan representative (other than the Member) or a notary public or (2) such consent may not be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury Regulations. Any such consent by such surviving spouse shall be irrevocable.

                (b) If no such designation is on file with the Committee at the time of the death of the Member or such designation is not effective for any reason as determined by the Committee, the designated beneficiary or beneficiaries to receive such Article X benefit shall be as follows:

                    (1) If a Member leaves a surviving spouse, his Article X benefit shall be paid to such surviving spouse;

                    (2) If a Member leaves no surviving spouse, his Article X benefit shall be paid to such Member's executor or administrator or to his heirs at law if there is no administration of such Member's estate.

                                     X.

                   TIME AND MANNER OF PAYMENT OF BENEFITS

        10.01   TIME AND MANNER OF PAYMENT.

                (a) Subject to the provisions of the remaining Paragraphs of this Section, payment of a Member's benefit hereunder shall be made as soon as administratively feasible after the Valuation Date coincident with or next succeeding the date the Member or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII, VIII or IX.

                 (b) Unless (1) the Member has attained age sixty-five or died, (2) the Member consents to a distribution pursuant to Paragraph (a) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a) or (3) the Member's Vested Interest in his Accounts is not in excess of $3,500, the Member's Benefit Commencement Date shall be deferred to the date which is as soon as administratively feasible after the Valuation Date coincident with or next succeeding the earlier of the date the Member attains age sixty-five or the Member's date of death, or such earlier Valuation Date as the Member may elect by written notice to the Committee prior to such Valuation Date. The Committee shall inform the Member of his right to defer his Benefit Commencement Date.

                (c) A Member's Benefit Commencement Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, age sixty-five or, if later, terminates his employment with the Company or a Controlled Entity.

                (d) A Member's Benefit Commencement Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury Regulations thereunder and shall in no event be later than:

                    (1) In the case of a Member who attains the age of seventy and one-half prior to January 1, 1988 and is not a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, April 1st following the later of (i) the calendar year in which such Member attains the age of seventy and one-half, or (ii) the calendar year in which such Member terminates his employment with the Company, or if such Member becomes a "five-percent owner" following the end of such five Plan Year period, April 1st of the calendar year following the calendar year in which such Member becomes a "five-percent owner;" and

                    (2) In the case of a Member who does not attain the age of seventy and one-half prior to January 1, 1988 or is a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, April 1st of the calendar year following the calendar year in which such Member attains the age of seventy and one-half.

                   (3) In the case of a benefit payable pursuant to Article IX, the last day of the five-year period following the death of such Member. For purposes of subparagraph (d)(2) above, a Member who attains the age seventy and one-half in 1988, is not a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in 1988 and does not terminate employment with the Company prior to January 1, 1989, shall be considered to attain the age of seventy and one-half in 1989. Further, the preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a) (9) (G) of the Code and applicable Treasury Regulations thereunder.

                (e) Subject to the provisions of Paragraphs (c) and (d) above, a Member's Benefit Commencement Date shall not occur before the expiration of the latest to end of the following periods:

                    (1) a period during which the Member is employed by the Company or any Controlled Entity; or

                    (2) a period during which the Member is employed by a purchaser of assets from the Company or a Controlled Entity if such Member transfers to employment with such purchaser in connection with such purchase.

                (f) A Member's benefit shall be provided from the Member's Account balance(s) under the Plan and shall be paid in one lump sum on the Member's Benefit Commencement Date. The Member's benefit shall be paid to the Member unless the Member has died prior to his Benefit Commencement Date, in which case the Member's benefit shall be paid to his beneficiary designated in accordance with the provisions of Section 9.02.

                (g) Benefits shall be paid in cash except that a Member
(or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in Fund A distributed in full shares of Company Stock to the extent of the Member's pro-rata portion of the shares of Company Stock held in Fund A with any balance of the Member's interest in Fund A (including fractional shares) to be paid in cash.

        10.02 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited, held in a suspense account and available for allocation to the Accounts of the eligible Members pursuant to Section 4.02 as of the end of the Plan Year in which the forfeiture occurred. For all Valuation Dates prior to such allocation, forfeited amounts held in the suspense account shall not participate in allocations of the net income (or net loss) of the Trust Fund. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.04(b).


        10.03 CLAIMS REVIEW. In any case in which a claim for Plan benefits of a Member or beneficiary is denied or modified, the Committee shall:

                (a) state the specific reason or reasons for the denial or modification;

                (b) provide specific reference to pertinent Plan provisions on which the denial or modification is based;

                (c) provide a description of any additional material or information necessary for the Member, his beneficiary or representative to perfect the claim and an explanation of why such material or information is necessary; and

                (d) explain the Plan's claim review procedure as contained herein.

In the event the request is denied or modified, if the Member, his beneficiary or representative desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. Within sixty days following such request for review the Committee shall, after providing a full and fair hearing, render its final decision in writing to the Member, his beneficiary or representative stating specific reasons for such decision. If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Member, beneficiary or representative prior to the commencement of the extension period.

                                     XI.

                            WITHDRAWALS AND LOANS

        11.01   WITHDRAWALS.

                (a) A Member may withdraw an amount that is not less than 25% nor more than 100% of the then value of his Member Contribution Account. Only one such withdrawal may be made in any twenty-four month period.

                (b) A Member who has attained age fifty-nine and one-half may withdraw from his Cash or Deferred Account an amount not less than 25% nor more than 100% of the then value of such Account. Only one such withdrawal may be made in any twenty-four month period.

                (c) A Member who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to the Paragraphs above and pursuant to the provisions of any other plans of the Company and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to Section 11.02 and pursuant to the provisions of any other plans of the Company and any Controlled Entities of which he is a member may withdraw from his Cash or Deferred Account amounts not to exceed the lesser of (1) the then value of such Account or (2) the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. For purposes of this Paragraph, financial hardship means the immediate and heavy financial needs of the Member. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Member. The determination of the existence of a Member's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Member if the withdrawal is on account of:

                    (1) medical expenses described in section 213(d) of the Code incurred by the Member, the Member's spouse or any dependents of the Member (as defined in section 152 of the Code) and not reimbursed by insurance;

                    (2) purchase (excluding mortgage payments) of a principal residence of the Member;

                    (3) payment of tuition for the next semester or quarter of post-secondary education of the Member, or the Member's spouse, children or dependents (as defined in section 152 of the Code);

                    (4) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                    (5) such other financial needs which the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices and other documents of general applicability.

The decision of the Committee shall be final and binding, provided that all Members similarly situated shall be treated in a uniform and nondiscriminatory manner. The above notwithstanding, (1) withdrawals under this Paragraph from a Member's Cash or Deferred Account shall be limited to the sum of the Member's Cash or Deferred Contributions to the Plan, plus income allocable thereto and credited to the Member's Cash or Deferred Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) amounts allocated to a Member's Cash or Deferred Account pursuant to the provisions of Section 4.02(d) or (e) and Company Matching Contributions used to satisfy the restrictions set forth in Section 3.01(e) shall not be subject to withdrawal. A Member who makes a withdrawal under this Paragraph may not again make elective contributions or employee contributions to the Plan or any other qualified or nonqualified plan of the Company or any Controlled Entity for a period of twelve months following such withdrawal. Further, such Member may not make elective contributions under the Plan or any other plan maintained by the Company or any Controlled Entity for such Member's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit set forth in Section 3.01(d) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the withdrawal.

                (d) All withdrawals pursuant to this Section shall be made only as of the first day of any month by executing and filing with the Committee the form prescribed by the Committee at least ten days prior to the proposed date of withdrawal. Notwithstanding the provisions of this Section, no withdrawal shall be made from an Account to the extent such Account has been pledged to secure a loan under Section 11.02. If a Member's Account from which a withdrawal is made is invested in more than one Fund, the Member shall designate which Fund, or combination of Funds, from which the withdrawal shall be made. In the absence of such designation, the withdrawal shall be made pro rata from each Fund in which such Account is invested.

                (e) This Section shall not be applicable to a Member following termination of employment and the amounts in such Member's Accounts shall be distributable in accordance with the provisions of Article X.

        11.02   LOANS.

                (a) Upon application by (1) any Member who is an Employee or (2) any Member no longer employed by the Company, a beneficiary of a deceased Member or an alternate payee under a qualified domestic relations order who retains an Account balance under the Plan and who is a party-in-interest, as that term is defined in section 3(14) of the Act, as to the Plan (an individual who is eligible to apply for a loan under this Section being hereinafter referred to as a "Member" for purposes of this Section), the Committee may in its discretion direct the Trustee to make a loan or loans to such Member, not to exceed 50% of the then value of the Member's Vested Interest in his Accounts. Such loans shall be made pursuant to the provisions of the Committee's written loan procedure, which procedure is hereby incorporated by reference as a part of the Plan.

                (b) Paragraph (a) above to the contrary notwithstanding, the amount of a loan made to a Member under this Section shall not exceed an amount equal to the difference between:

                    (1) the lesser of $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made, over (B) the outstanding balance of loans from the Plan on the date on which the loan is made) or one-half of the present value of the Member's total nonforfeitable accrued benefit under all qualified plans of the Company or a Controlled Entity (but not less than $10,000); minus

                    (2) the total outstanding loan balance of the Member under all other loans from all qualified plans of the Company or a Controlled Entity.

                                    XII.

                         ADMINISTRATION OF THE PLAN

        12.01 APPOINTMENT OF COMMITTEE. The general administration of the Plan shall be vested in the Committee which shall be appointed by the Directors and shall consist of one or more persons. Any individual, whether or not an Employee, is eligible to become a member of the Committee. Each member of the Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Committee under and pursuant to the Plan and by filing such consent with the records of the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

        12.02 TERM, VACANCIES, RESIGNATION AND REMOVAL. Each member of the Committee shall serve until he resigns, dies or is removed by the Directors. At any time during his term of office, a member of the Committee may resign by giving written notice to the Directors and the Committee, such resignation to become effective upon the appointment of a substitute member or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during his term of office, and for any reason, a member of the Committee may be removed by the Directors. Any member of the Committee who is an Employee shall automatically cease to be a member of the Committee as of the date he ceases to be employed by the Company or a Controlled Entity.

        12.03 OFFICERS, RECORDS AND PROCEDURES. The Committee may select officers and may appoint a secretary who need not be a member of the Committee. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Member or beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

        12.04 MEETINGS. The Committee shall hold meetings upon such notice and at such time and places as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

        12.05 SELF-INTEREST OF MEMBERS. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in





                                      XII-1
any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.


        12.06 COMPENSATION AND BONDING. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

        12.07 COMMITTEE POWERS AND DUTIES. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority and duty:

                (a) to make rules, regulations and bylaws for the administration of the Plan which are not inconsistent with the terms and provisions hereof, provided such rules, regulations and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Company;

                (b) to construe all terms, provisions, conditions and limitations of the Plan. In all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

                (c) to correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to effectuate the purposes of the Plan;

                (d) to employ and compensate such accountants, attorneys, investment advisors and other agents and employees as the Committee may deem necessary or advisable in the proper and efficient administration of the Plan;

                (e) to determine all questions relating to eligibility;

                (f) to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

                (g) to prepare, file and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

                (h) to make a determination as to the right of any person to a benefit under the Plan;






                                    XII-2

                (i) to receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements;

                (j) to instruct the Trustee as to the loans to Members pursuant to the provisions of Section 11.02.


                (k) to instruct the Trustee as to the investment and reinvestment of the Trust Fund in mutual funds and group annuity contracts consistent with the Fund investment objectives set forth in
         Article V; and

                (l) to vote any shares of Company Stock or mutual funds held in the Trust Fund, provided, however, that the Committee shall follow the directions of the Members pursuant to Section 5.03(a) in voting Company Stock, and further provided, that the Committee may appoint a Voting Fiduciary to vote Company Stock in accordance with the directions from the Members.

         12.08 COMPANY TO SUPPLY INFORMATION. The Company shall supply full and timely information to the Committee relating to the Compensation of all Members, their ages, their retirement, death or other cause for termination of employment and such other pertinent facts as the Committee may require. The Company shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan.
When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Company.

         12.09 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his or her administrative functions or fiduciary responsibilities, excepting only expenses and liabilities arising out of the individual's own gross negligence or willful misconduct. Expenses against which such person shall be indemnified hereunder include, without limitation, the amounts of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.






                                    XII-3

                                    XIII.

                           ADMINISTRATION OF FUNDS

        13.01 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, expenses of the Committee and the cost of furnishing any bond or security required of the Committee, may be paid by the Company and, if not paid by the Company, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Members and beneficiaries; provided, however, that in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an employer or an association of employers whose employees are participants in the Plan, or from an employee organization whose members are participants in the Plan, shall not receive any additional compensation for serving as Trustee.

        13.02 TRUST FUND PROPERTY. All income, profits, recoveries, contributions, forfeitures and any and all moneys, securities and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Member, but the maintenance of an Account designated as the Account of a Member shall not mean that such Member shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Member shall have any title to any specific asset in the Trust Fund.

        13.03 DISTRIBUTIONS FROM MEMBERS' ACCOUNTS. Distributions from a Member's Accounts shall be made by the Trustee only if, when, and in the amount and manner directed in writing by the Committee. Any distribution made to a Member or for his benefit shall be debited to such Member's Account or Accounts. All distributions hereunder shall be made in cash except as otherwise specifically provided herein.





                                   XIII-1

                                    XIV.

                         TRUSTEE'S POWERS AND DUTIES

        14.01 ACCEPTANCE OF FUND. The Trustee accepts the Trust Fund hereunder and agrees to accept and retain, manage, administer and hold the Trust Fund in accordance with the terms and provisions of this Plan. The Trustee shall receive any securities or other properties that are tendered to the Trustee pursuant to the Plan that are acceptable to the Trustee. For purposes of the Act, the Trustee shall be the "named fiduciary" with respect to the investment of the assets of the Trust Fund.

        14.02 COMMITTEE DISCHARGING DUTY. The Trustee may assume that the Committee is discharging its duties under the Plan until and unless the Trustee is notified to the contrary in writing by any person known to be a Member or by the Company. Upon receipt of such notice, the Trustee may, if the Trustee so desires, apply to a court of competent jurisdiction for guidance with respect to the disposition of the Trust Fund.

        14.03 TAXES. If, pursuant to the provisions of any law now or hereafter enacted, any tax shall be imposed upon the Trustee with respect to the assets or income of the Trust Fund, the Trustee (without the necessity of any direction or approval by the Committee) may pay such tax from the Trust Fund, provided such payment is not otherwise prohibited by law. The Trustee, however, shall not be obligated to pay any such tax as long as the validity thereof is contested in good faith. In determining whether or not to pay any such tax, the Trustee may obtain the advice of counsel (including, but not limited to, counsel for the Company or the Committee).

        14.04 POWERS OF THE TRUSTEE. Subject to any limitations stated elsewhere herein, in addition to the authority, rights, privileges, powers and duties elsewhere herein vested in the Trustee and those now or hereafter conferred by law, the Trustee shall also have the following authority, rights, privileges, powers and duties:

                (a) To hold, manage, control, collect and use the Trust Fund in accordance with the terms of this instrument.

                (b) To sell (for cash or on credit, or both), exchange or otherwise dispose of, the whole or any part of the Trust Fund, at public or private sale; to lease (including, but not limited to, oil, gas or mineral leases), rent, mortgage (including purchase money mortgages), pledge or otherwise encumber, the whole or any part of the Trust Fund; and to loan or borrow money in any manner, including by joint and several obligations, all upon such terms, regardless of the duration of the Trust, as the Trustee may deem advisable (provided that neither the Company nor any Member may borrow from the Trust Fund except as otherwise permitted herein).





                                    XIV-1

                (c) To invest or reinvest the Trust Fund in property of any description whatsoever (including, but not limited to, oil, gas or mineral interests; common or preferred stock; shares of investment trusts or companies; group annuity contracts; bills, notes and other evidences of indebtedness; non-income producing property; and property outside of Texas).

                (d) To make or hold investments of any part of the Trust
        Fund in common or undivided interest with other persons or entities, including an undivided interest in any property in which any Trustee, individually or otherwise, may hold an undivided interest; to buy from, or sell to, any person or entity to the extent not otherwise prohibited herein.

                (e) To make commingled, collective or common investments;
        and to invest and reinvest all or any portion of the Trust Fund collectively with funds of other pension and profit sharing trusts exempt from tax under section 501(a) of the Code by reason of qualifying under section 401(a) of said Code, including, without limitation, power to invest collectively with such other funds through the medium of one or more of the common, collective or commingled trust funds which has been or may hereafter be established and maintained by the Trustee. To the extent of the interest of the Trust Fund in any such collective trust, the agreement or declaration of trust establishing such collective trust shall be deemed to be adopted and made a part of the Plan and Trust as if set forth in full herein.

                (f) To deposit or invest all or a part of the Trust Fund in savings accounts, certificates of deposit or other deposits which bear a reasonable rate of interest in a bank or similar financial institution, including the commercial department of the Trustee, if such bank or other institution is supervised by any agency of a state or the federal government.

                (g) To employ and compensate such attorneys, counsel, brokers, banks, investment advisors or other agents or employees and to delegate to them such of the duties, rights and powers of the Trustee as may be deemed advisable in handling and administering the Plan.

                (h) To partition any property or interest held as a part of the Trust Fund and, in any and all such partitions, to pay or receive such money or property as may be necessary or advisable to equalize differences; and to evaluate any property belonging to the Trust Fund.

                (i) To institute, join in, maintain, defend, compromise, submit to arbitration or settle any litigation, claim, obligation or controversy with respect to any matter affecting the Trust Fund, regardless of the manner in which such matter may have arisen, all in the name of the Trustee and without the joinder of any Member.




                                    XIV-2

                (j) To hold uninvested for a reasonable period of time any moneys received by it until the same shall be invested or disbursed pursuant to the provisions of the Plan.

The Trustee is also authorized to exercise all the rights, powers, options and privileges now or hereafter granted to, provided for, or vested in, trustees under the Texas Trust Code, except such as conflict with the terms of this instrument or applicable law. As far as possible, no subsequent legislation or regulation shall be in limitation of the rights, powers or privileges granted the Trustee hereunder or in the Texas Trust Code as it exists at the time of the execution hereof. Generally, the Trustee shall have, hold, manage, control, use, invest and reinvest, disburse and dispose of, the Trust Fund under all circumstances to the same extent as if the Trustee were the owner thereof in fee simple, subject only to such limitations as are contained herein and such applicable laws as cannot be waived. This instrument shall always be construed in favor of the validity of any act or omission by or of the Trustee. Notwithstanding the foregoing, the Trustee may not invest the Trust Fund assets in any Company security which is not a "qualifying Company security" or in any Company real property which is not "qualifying Company real property." The Trustee may, however, acquire or hold "qualifying Company securities" or "qualifying Company real property" as an investment provided that any such acquisition or investment will not result in the Trust Fund's holding more than 50% of the then fair market value of the assets of the Trust Fund in "qualifying Company securities" and "qualifying Company real property." The term "qualifying Company securities" means stock or marketable obligations of the Company or an affiliate. The term "qualifying Company real property" means parcels of real property leased to the Company or an affiliate if a substantial number of the parcels are dispersed geographically and if each parcel is suitable for, or adaptable to, more than one use.

        14.05   COMPENSATION, EXPENSES AND BOND OF TRUSTEE. Unless prohibited by
Section 13.01, the Trustee shall receive such compensation for services as Trustee hereunder as may be agreed upon from time to time by the Company and the Trustee. The Trustee shall be reimbursed for all reasonable expenses incurred while acting as Trustee as provided in Section 13.01. No bond or other security shall be required of the Trustee unless otherwise required by law or by the Company.

        14.06 RELIANCE. The Trustee shall be fully protected in relying upon a resolution of the Directors as to the membership of the Committee as it then exists and in continuing to rely upon such resolution until a subsequent resolution is filed with the Trustee by the Directors. The Trustee may accept as true all papers, certificates, statements and representations of fact that are presented to the Trustee by the Committee without investigation, questioning or verification if the Trustee believes same to be true and authentic and may rely solely on the written advice of the Committee on any question of fact.






                                    XIV-3

        14.07 ACCOUNTING. As soon as possible after the end of each Plan Year, the Trustee shall render a written accounting of the administration of the Trust Fund showing all receipts and disbursements during the year and the then value of the assets of the Trust Fund. This accounting shall be transmitted to the Committee and to the Company.

        14.08 JUDICIAL PROTECTION. The Trustee may seek judicial protection by any action or proceeding deemed necessary to settle the accounts of the Trustee or may obtain a judicial determination or a declaratory judgment as to a question of construction of the Plan. The Trustee need join as parties defendant in any such action only the Committee and the Company, although the Trustee may join other parties if the Trustee deems it advisable to do so.

        14.09 RESIGNATION AND REMOVAL. Any Trustee may resign at any time by giving at least thirty days written notice of such resignation to the Directors. Any Trustee may be removed, with or without cause, by the Directors on written notice of such removal to such Trustee. The Directors may appoint a successor Trustee by instrument in writing, copies of which shall be delivered to the Committee and the former Trustee. If there would be no other Trustee acting hereunder, the actual appointment and qualification of a successor Trustee to whom the Trust Fund may be transferred are conditions which must be fulfilled before the resignation or removal of a Trustee shall become effective. The Directors may by resolution increase or decrease the number of Trustees at any time acting hereunder.




                                    XIV-4

                                     XV.

                            FIDUCIARY PROVISIONS

        15.01 ARTICLE CONTROLS. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

        15.02 GENERAL ALLOCATION OF DUTIES. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee or members of the Committee. Except as otherwise specifically provided, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan. However, if the Committee, as a co-fiduciary, shall exercise its power given hereunder at any time, and from time to time, by written notice to the Trustee, to direct the Trustee in the management, investment and reinvestment of the Trust Fund, then in that event the Trustee shall be subject to all proper directions of the Committee which are made in accordance with the terms of the Plan and the Act. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

        15.03 FIDUCIARY DUTY. Each fiduciary under the Plan, including but not limited to the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

                (a) solely in the interest of the Members, for the exclusive purpose of providing benefits to Members, and their beneficiaries, and defraying reasonable expenses of administering the Plan;

                (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                 (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code.

        15.04 DELEGATION AND ALLOCATION. The Committee may appoint subcommittees, individuals or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.

        15.05 INVESTMENT MANAGER. The Committee may, in its sole discretion, appoint an "investment manager," with power to manage, acquire or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

                (a) the investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, as defined in the Investment Advisers Act of 1940, or (3) an insurance company qualified to do business under the laws of more than one state; and

                (b) such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee members do not violate their fiduciary responsibility in making or continuing such appointment. The Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within its sole discretion.

                                    XVI.

                                 AMENDMENTS

        No amendment of the Plan may be made which would vest in the Company, directly or indirectly, any interest in or control of the Trust Fund. No amendment may be made which would vary the Plan's exclusive purpose of providing benefits to Members, and their beneficiaries, and defraying reasonable expenses of administering the Plan or which would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made which would reduce any then nonforfeitable interest of a Member. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing. Subject to these limitations and any other limitations contained in the Act or the Code, the Company may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of the Company and other Employing Companies. Specifically, but not by way of limitation, the Company may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive.





                                    XVI-1

                                    XVII.

                       DISCONTINUANCE OF CONTRIBUTIONS
                   TERMINATION AND MERGER OR CONSOLIDATION

        17.01 DECLARATION OF INTENT. The Company has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Company realizes that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable to continue to make its contributions to the Trustee. Therefore, the Company shall have the power to discontinue contributions to the Plan, terminate the Plan or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination or partial termination.

        17.02 ADMINISTRATION OF PLAN IN CASE OF DISCONTINUANCE OF CONTRIBUTIONS OR TERMINATION.

                (a) If the Plan is amended so as to permanently discontinue Company contributions, or if Company contributions are in fact permanently discontinued, the Vested Interest of each affected Member shall be 100%, effective as of the date of discontinuance. In case of discontinuance, the Committee shall remain in existence and all other provisions of the Plan which are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

                (b) If the Plan is terminated or partially terminated, the Vested Interest of each affected Member shall be 100%, effective as of the termination date. Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

                (c) Upon discontinuance or termination, any previously unallocated contributions, forfeitures and net income (or net loss) shall be allocated among the Accounts of the Members on such date of discontinuance or termination according to the provisions of Article IV, as if such date of discontinuance or termination were a Valuation Date. Thereafter, the net income (or net loss) shall continue to be allocated to the Accounts of the Members until the balances are distributed. In the event of termination, the date of the final distribution shall be treated as a Valuation Date.

                (d) In the case of a total or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Member for whom the Plan is terminated to such Member, subject to the time of payment, manner of payment and consent provisions of Article X.





                                   XVII-1

        17.03 MERGER, CONSOLIDATION OR TRANSFER. This Plan and Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Member would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation or transfer. Prior to any such merger, consolidation or transfer, the Committee shall make a determination regarding compliance with this Section and shall also comply with the provisions of section 6058(b) of the Code.





                                   XVII-2

                                   XVIII.

                          OTHER EMPLOYING COMPANIES

        18.01 ADOPTION BY OTHER EMPLOYING COMPANIES. It is contemplated that other corporations, associations, partnerships or proprietorships may adopt this Plan and thereby become an "Employing Company" hereunder. Any such entity, whether or not presently existing, may become, upon approval of the Directors, a party hereto by appropriate action of its Board of Directors or noncorporate counterpart. The provisions of the Plan shall apply separately and equally to each Employing Company and its employees in the same manner as is expressly provided for the Company and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee shall be exercised by the Directors alone and the power to amend or terminate the Plan and Trust Agreement shall be exercised by the Company alone and, in the case of Employing Companies which are Controlled Entities, forfeitures to be allocated pursuant to Section 4.02 shall be allocated on an aggregate basis among the Members employed by all Employing Companies. Nevertheless, any Employing Company may, with the consent of the Directors, incorporate in its adoption agreement or in an amendment document specific provisions relating to the operation of the Plan, and such provisions shall become a part of the Plan as to such Employing Company only. Transfer from the employment of the Company or an Employing Company to the employment of the Company or any other Employing Company shall not be considered a termination of employment hereunder, and an Hour of Service with one shall be considered as an Hour of Service with all others. Any Employing Company may, by appropriate action of its Board of Directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Directors may, in their discretion, terminate an Employing Company's Plan participation at any time.

        18.02 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by the Employing Companies shall constitute a single plan rather than a separate plan of each Employing Company. All assets in the Trust Fund shall be available to pay benefits to all Members and their beneficiaries.





                                   XVIII-1

                                    XIX.

                                MISCELLANEOUS

        19.01 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of this Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person's right to terminate his employment at any time.

        19.02 PAYMENTS SOLELY FROM TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund and neither the Company nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

        19.03 ALIENATION OF INTEREST FORBIDDEN. Except as otherwise provided with respect to "qualified domestic relations orders" pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations orders," including orders which require distributions to an alternate payee prior to a Member's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

        19.04 NO BENEFITS TO THE COMPANY. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Members and their beneficiaries and defraying reasonable expenses of administering the Plan. Anything to the contrary herein notwithstanding, the Plan shall never be construed to vest any rights in the Company other than those specifically given hereunder.

        19.05 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

        19.06 JURISDICTION. The situs of the Plan and the Trust hereby created is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.





                                    XIX-1

                                     XX.

                              TOP-HEAVY STATUS

        20.01 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

        20.02 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have these respective meanings:

                (a) ACCOUNT BALANCE: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Company or a Controlled Entity (excluding employee contributions which were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

                (b) ACCRUED BENEFIT: As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Company or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Company and the Controlled Entities or (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

                (c) AGGREGATION GROUP: The group of qualified plans maintained by the Company and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan which enables a plan in which a Key

        Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code or (2) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code and any other plan which the Company elects to include as a part of such group; provided, however, that the Company may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                (d) ASSUMPTIONS: The interest rate and mortality assumptions specified for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group including the Plan.

                (e) DETERMINATION DATE: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

                (f) KEY EMPLOYEE: A "key employee" as defined in section 416(i) of the Code and the Treasury Regulations thereunder.

                (g) PLAN YEAR: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

                (h) REMUNERATION: Compensation within the meaning of section 415(c)(3) of the Code, as limited by section 401(a)(17) of the Code.

                (i) VALUATION DATE: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

        20.03   TOP-HEAVY STATUS.

                (a) The Plan shall be deemed to be top-heavy for a Plan
Year, if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Members who are Key Employees exceeds 60% of the sum of Account Balances of all Members unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury Regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Company or any Controlled Entity at any time during the five-year period ending on the applicable Determination Date shall not be considered.

                (b) If the Plan is determined to be top-heavy for a Plan Year, the Vested Interest in his Company Contribution Account of each Member who is credited with an Hour of Service during such Plan Year shall be determined in accordance with the following schedule:

                    YEARS OF VESTING SERVICE       VESTED INTEREST
                    ------------------------       ---------------
                     Less than 2 years                     0%
                               2 years                    25%
                               3 years                    40%
                               4 years                    60%
                               5 years                    80%
                               6 years or more           100%

                (c) If the Plan is determined to be top-heavy for a Plan
Year, the Company shall contribute to the Plan for such Plan Year on behalf of each Member who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

                    (1) the lesser of (A) 3% of such Member's Remuneration for such Plan Year or (B) a percent of such Member's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Cash or Deferred Account and Company Contribution Account (other than Rollover Contributions) for such Plan Year by such Key Employee's
        Remuneration; reduced by

                    (2) the amounts allocated to such Member's Cash or Deferred Account and Company Contribution Account for such Plan Year.

The minimum contribution required to be made for a Plan Year pursuant to this Paragraph for a Member employed on the last day of such Plan Year shall be made regardless of whether such Member is otherwise ineligible to receive an allocation of the

Company's contributions for such Plan Year. The minimum contribution required to be made pursuant to this Paragraph shall also be made for an Eligible Employee who is not a Key Employee and who is excluded from participation in the Plan for failing to make Cash or Deferred Contributions. Notwithstanding the foregoing, if the Plan is deemed to be top-heavy for a Plan Year, the Company's contribution for such Plan Year pursuant to this Paragraph shall be increased by substituting "4%" in lieu of "3%" in Clause (1) hereof to the extent that the Directors determine to so increase such contribution to comply with the provisions of section 416(h)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in another defined contribution plan sponsored by the Company or a Controlled Entity if such Member receives under such other defined contribution plan (for the Plan Year of such plan ending with or within the Plan Year of this Plan) a contribution which is equal to or greater than the minimum contribution required by section 416(c)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in a defined benefit plan sponsored by the Company or a Controlled Entity if such Member accrues under such defined benefit plan (for the Plan Year of such plan ending with or within the Plan Year of this Plan) a benefit which is at least equal to the benefit described in section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in section 416(c)(1) of the Code.

        20.04 TERMINATION OF TOP-HEAVY STATUS. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined to no longer be top-heavy. Notwithstanding the foregoing, the Vested Interest of each Member as of such Determination Date shall not be reduced and, with respect to each Member who has five or more years of Vesting Service on such Determination Date (three or more years of Vesting Service for Determination Dates occurring in Plan Years beginning after December 31, 1988), the Vested Interest of each such Member shall continue to be determined in accordance with the schedule set forth in
Section 20.03(b).

        20.05 EFFECT OF ARTICLE. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

                                    XXI.

                           SECURITIES REGULATIONS

        Notwithstanding any other provision hereof, it is specifically provided that the Trustee shall not purchase Company Stock or other Company securities during any period in which such purchase is, in the opinion of counsel for the Company or the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Company Stock or other Company securities shall be invested in such other assets as the Trustee may in its discretion determine or the Trustee may hold such amounts uninvested for a reasonable period pending the designated investment.






                                    XXI-1

 EXECUTED this 10th day of December, 1990.


                                        SEAGULL ENERGY CORPORATION



                                        By: /s/ JOE T. RYE
                                            ---------------------------------

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, TRUSTEE



                                        By: /s/ LUKE PROVENZANO
                                            ---------------------------------







                                    (iii)

                   FIRST AMENDMENT TO SEAGULL THRIFT PLAN



        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted the SEAGULL THRIFT PLAN (the "Plan"); and

        WHEREAS, the Company has amended and restated the Plan, effective as of January 1, 1989 except as otherwise indicated therein; and

        WHEREAS, the Company desires to further amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1991, by adding the following sentence to the third paragraph of Section 1.01(23) of the Plan:

        "Further, Hours of Service with Mesa Limited Partnership, and any entity which would be a Controlled Entity if Mesa Limited Partnership were the Company (Mesa Limited Partnership and such entities being hereinafter referred to as the "Mesa Controlled Group"), shall be taken into account for all purposes under the Plan with respect to employees of the Mesa Controlled Group who become Employees in connection with the acquisition of assets from the Mesa Controlled Group by the Company."

        As amended hereby, the Plan is specifically ratified and reaffirmed.

        Executed this 22 day of May, 1991.



                                        SEAGULL ENERGY CORPORATION



                                        By /s/ JOE T. RYE
                                           ------------------------------------
                                           Joe, T. Rye, Senior Vice President
                                           and Chief Financial Officer

                             SECOND AMENDMENT TO
                             SEAGULL THRIFT PLAN


        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted the SEAGULL THRIFT PLAN (the "Plan"); and

        WHEREAS, the Company has amended and restated the Plan, effective as of January 1, 1989, except as otherwise indicated therein; and

        WHEREAS, the Company desires to further amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1991:

        1. Sections 3.07(c), (d) and (e) of the Plan shall be deleted and the following shall be substituted therefor:

                "(c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Company Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Company Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.04 (determined by reducing Company Contributions made on behalf of Highly Compensated Employees in order of the `CONTRIBUTION PERCENTAGES' (as that term is defined in section 401(m)(3) of the Code and Treasury Regulations thereunder) beginning with the highest of such percentages), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Company Contributions allocated to the Account of a Member whose contribution percentage is determined under the family aggregation rules of sections 401(m) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury Regulations thereunder. Any excess contribution which is forfeitable shall be considered forfeited on the date which is 2-1/2 months after the end of the Plan Year. Company Contributions shall be forfeited pursuant to this Paragraph only if distribution of all vested Company Contributions is insufficient to meet the requirements of this Paragraph.

                (d) In coordinating excess contributions pursuant to this Section, such excess contributions shall be treated in the following order:

                    (1) first, excess deferrals described in Paragraph (a) above shall be distributed;

                    (2) second, excess Cash or Deferred Contributions described in Paragraph (b) above shall be distributed; and

                    (3) third, excess Company Contributions described in Paragraph (c) above shall be distributed (or, if forfeitable, forfeited).

                (e) If, after all distributions and forfeitures required by Paragraphs (a), (b), (c) and (d) above have been completed for a Plan Year, Cash or Deferred Contributions, which were considered in determining the amount of Company Contributions allocated to a Member pursuant to Section 4.02 for such Plan Year, have been distributed, but the Company Contributions which were allocated to such Member based upon such distributed Cash or Deferred Contributions have not been either distributed or forfeited, such remaining Company Contributions with respect to such distributed Cash or Deferred Contributions shall be forfeited, without regard to whether they were otherwise forfeitable under the Plan. Such forfeiture shall be considered to have occurred on the date which is 2-1/2 months after the end of the Plan Year.

                (f) Any distribution or forfeiture of excess contributions pursuant to this Section shall be adjusted for income or loss allocated thereto in accordance with the provisions of Section 4.03 through the Valuation Date next preceding the date of the distribution or forfeiture."

        2. Section 4.04(b) of the Plan shall be deleted and the following shall be substituted therefor:

                "(b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of allocation of forfeitures, a reasonable error in estimating a Member's Compensation or because of other limited facts and circumstances, the Annual Additions which would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

                     (1) first, any such excess Annual Additions in the form of
                Company Discretionary Contributions and forfeitures shall, to the extent such amounts would otherwise have been allocated to such Member's Company Contribution Account, be allocated to a suspense account and shall be held therein until allocated to Members' Company Contribution Accounts in the same manner as a forfeiture;

                     (2) next, any such excess Annual Additions in the form of
                Cash or Deferred Contributions on behalf of such Member which would not have been considered in determining the amount of Company Contributions allocated to such Member pursuant to
                Section 4.02 shall be distributed to such Member, adjusted for income or loss allocated thereto; and

                     (3) finally, any such excess Annual Additions in the form
                of Cash or Deferred Contributions on behalf of such Member which would have been considered in determining the amount of Company Contributions allocated to such Member pursuant to
                Section 4.02 shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Company Contributions based upon such distributed Cash or Deferred Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Company Contribution Account, be allocated instead to a suspense account and shall be held therein until allocated to Members' Company Contribution Accounts in the same manner as a forfeiture."

        3. Section 11.01(c) of the Plan shall be deleted and the following shall be substituted therefor:

                "(c) A Member who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to the Paragraphs above and pursuant to the provisions of any other plans of the Company and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to Section
        11.02 and pursuant to the provisions of any other plans of the Company and any Controlled Entities of which he is a member may withdraw from his Cash or Deferred Account amounts not to exceed the lesser of (1) the then value of such Account or (2) the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. For purposes of this Paragraph, financial hardship means the immediate and heavy financial needs of the Member. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Member. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. The determina-tion of the existence of a Member's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Member if the withdrawal is for:

                     (1) expenses for medical care described in section 213(d)
                of the Code previously incurred by the Member, the Member's spouse or any dependents of the Member (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code and which are not reimbursed or reimbursable by insurance;

                     (2) costs directly related to the purchase of a principal
                residence for the Member (excluding mortgage payments);

                     (3) payment of tuition and related educational fees for
                the next twelve months of post-secondary education for the Member, the Member's spouse, children or dependents (as defined in section 152 of the Code);

                     (4) payments necessary to prevent the eviction of the
                Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                     (5) such other financial needs which the Commissioner of
                Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices and other documents of general applicability.

        The decision of the Committee shall be final and binding, provided that all Members similarly situated shall be treated in a uniform and nondiscriminatory manner. The above notwithstanding, (1) withdrawals under this Paragraph from a Member's Cash or Deferred Account shall be limited to the sum of the Member's Cash or Deferred Contributions to the Plan, plus income allocable thereto and credited to the Member's Cash or Deferred Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) amounts allocated to a Member's Cash or Deferred Account pursuant to the provisions of Section 4.02(d) or (e) shall not be subject to withdrawal. A Member who makes a withdrawal under this Paragraph may not again make elective contributions or employee contributions to the Plan or any other qualified or nonqualified plan of the Company or any Controlled Entity for a period of twelve months following such withdrawal. Further, such Member may not make elective contributions under the Plan or any other plan maintained by the Company or any Controlled Entity for such Member's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit set forth in Section 3.01(d) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the withdrawal."

        4. As amended hereby, the Plan is specifically ratified and reaffirmed.

        EXECUTED this 15th day of November, 1991.



                                        SEAGULL ENERGY CORPORATION



                                        By /s/ JOE T. RYE
                                           -----------------------------------
                                           Joe T. Rye, Senior Vice President
                                           and Chief Financial Officer

                             THIRD AMENDMENT TO
                             SEAGULL THRIFT PLAN

        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted the SEAGULL THRIFT PLAN (the "Plan"); and

        WHEREAS, pursuant to Section 7.1.2(a) of the Stock Purchase Agreement dated November 16, 1992 between Arkla, Inc. and the Company and any amendments thereto, the Company agreed to cover employees of Arkla Exploration Company ("AEC") under the Plan effective as of January 1, 1993 and to give such employees credit thereunder for their period of employment with AEC, Arkla, Inc. or any affiliate thereof; and

        WHEREAS, the Company desires to amend the Plan to accomplish such purpose;

        NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1993, by adding the following sentence to the third paragraph of Section 1.01(23) of the Plan:

        "Further, Hours of Service with Arkla Exploration Company ("AEC"), and any entity which would be a Controlled Entity if AEC were the Company, shall be taken into account for all purposes under the Plan with respect to Employees who were employees of AEC on the closing date of the Company's acquisition of the stock of AEC from Arkla, Inc."

        As amended hereby, the Plan is specifically ratified and reaffirmed.

        Executed this 22 day of December, 1992.


                                        SEAGULL ENERGY CORPORATION



                                        By /s/ ROBERT M. KING
                                           ----------------------------------

                             FOURTH AMENDMENT TO
                             SEAGULL THRIFT PLAN


        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted and maintains the SEAGULL THRIFT PLAN (the "Plan") for the benefit of its eligible employees; and

        WHEREAS, the Company desires to amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended as follows:

I.      Effective January 1, 1993:

        1. The following new Paragraphs (16A), (17A), (19A) and (19B) shall be added to Section 1.01 of the Plan:

         "(16A) DIRECT ROLLOVER: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

         (17A) DISTRIBUTEE: Each (A) Member entitled to an Eligible Rollover Distribution, (B) Member's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Member who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

         (19A) ELIGIBLE RETIREMENT PLAN: (A) With respect to a Distributee other than a surviving spouse, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, which under its provisions accepts such Distributee's Eligible Roll-over Distribution and (B) with respect to a Distributee who is a surviving spouse, an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code.

         (19B) ELIGIBLE ROLLOVER DISTRIBUTION: Any distribution of all or any portion of the Accounts of a Distributee other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), (D) a loan treated as a distribution under section 72(p) of the Code and not excepted by section 72(p)(2), (E) a loan in default that is a deemed distribution, (F) any corrective distributions provided in Sections 3.07 and 4.04(b), and (G) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability."

        2. The last sentence of Section 10.01(b) of the Plan shall be deleted and the following shall be substituted therefor:

        "No less than thirty days and no more than ninety days before his Benefit Commencement Date, the Committee shall inform the Member of his right to defer his Benefit Commencement Date and shall describe the Member's Direct Rollover election pursuant to Section 10.04 below."

        3. Section 10.01(g) of the Plan shall be deleted and the following shall be substituted therefor:

        "Benefits shall be paid (or transferred pursuant to Section 10.04) in cash except that a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in Fund A distributed (or transferred pursuant to Section 10.04) in full shares of Company Stock to the extent of the Member's pro rata portion of the shares of Company Stock held in Fund A with any balance of the Member's interest in Fund A (including fractional shares) to be paid or transferred in cash."

        4.    The following new Section 10.04 shall be added to Article X of the
Plan:

                "10.04 DIRECT ROLLOVER ELECTION.

                (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Member pursuant to the Plan's loan procedure) paid directly to an Eligible

        Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Member's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Distributee shall furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

                (b) No less than thirty days and no more than ninety days before his Benefit Commencement Date, the Committee shall inform the Distributee of his Direct Rollover right pursuant to this Section. A distribution or Direct Rollover of the Distributee's benefit may commence less than thirty days after such notice is given, provided that (1) the Committee clearly informs the Distributee that the Distributee has a right to a period of at least thirty days after receiving the notice to consider the decision of whether or not to elect a Direct Rollover and (2) the Distributee, after receiving the notice, affirmatively elects either a distribution or a Direct Rollover or a combination thereof."

        5. The following sentence shall be added to the end Section 11.01(d) of the Plan:

        "Any withdrawal pursuant to this Article XI shall be subject to the Direct Rollover election described in Section 10.04."

II.     Effective August 5, 1993, the following shall be added to the end of
Section 1.01(23) of the Plan:

        "Hours of Service shall also include any hours required to be credited by federal law other than the Act or the Code, but only under the conditions and to the extent so required by such federal law."

III. Effective January 1, 1994, Section 1.01(15) of the Plan shall be deleted and the following shall be substituted therefor:

        "(15) COMPENSATION: The total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a Member for services actually rendered or labor performed for the Company while a Member to the extent such amounts are includable in gross income, excluding, however, bonuses, incentive or other supplemental pay, reimbursements and other expense allowances, cash and noncash fringe benefits, moving expenses, Company contributions to or payments from this or any other deferred compensation program, whether such program is qualified under section 401(a) of the Code or nonqualified, welfare benefits, amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of section 422 of the Code, amounts realized at the time property described in section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture, amounts realized as a result of an election described in section 83(b) of the Code, any amount realized as result of a disqualifying disposition within the meaning of section 421(a) of the Code and any other amounts that receive special tax benefits under the Code but are not hereinafter included; provided that, for the purposes of this definition, the following shall also be included: (A) elective contributions made on a Member's behalf by the Company that are not includable in income under section 125, section 402(e)(3), section 402(h) or section 403(b) of the Code, (B) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code and (C) employee contributions described in section
                414(h) of the Code that are picked up by the employing unit and are treated as employer contributions. The above notwithstanding, the Compensation of any Member taken into account for purposes of the Plan shall be limited to $150,000 for any Plan Year with such amount to be (i) adjusted automatically to reflect any amendments to section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code, (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law, and (iii) in the case of a Member who is either a five-percent owner of the Company (within the meaning of section 416(i)(1)(A)(iii) of the Code) or is one of the ten most Highly Compensated Employees for the Plan Year and who has a spouse and/or lineal descendants who are under the age of nineteen as of the end of a Plan Year who receive Compensation during such Plan Year, prorated and allocated among such Member, his spouse, and/or lineal descendants under the age of nineteen based on the Compensation for such Plan Year of each such individual."

IV.     As amended hereby, the Plan is specifically ratified and reaffirmed.

        EXECUTED this 1st day of September, 1994.


                                        SEAGULL ENERGY CORPORATION



                                        By /s/ ROBERT M. KING
                                           -----------------------------------

                             FIFTH AMENDMENT TO
                             SEAGULL THRIFT PLAN



        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted and maintains the SEAGULL THRIFT PLAN (the "Plan") for the benefit of its eligible employees; and

        WHEREAS, the Company desires to amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1989, except as otherwise provided herein:

        1. Sections 3.02 and 3.03 of the Plan shall be deleted and the following shall be substituted therefor:

                    "3.02 COMPANY MATCHING CONTRIBUTIONS. For each calendar month, the Company shall contribute, as Company Matching Contributions on behalf of each Member who has completed one Year of Service, as defined below, as of the first day of such month, an amount which equals 100% of the Cash or Deferred Contributions which were made pursuant to Section 3.01 on behalf of such Member during such month and which were not in excess of 6% of such Member's Compensation for such month. For purposes of this Section, an Employee shall be credited with one Year of Service upon the completion of any twelve month period commencing with his Commencement Date or any anniversary thereof during which twelve month period such Employee is credited with 1,000 Hours of Service. An Employee who completed one Year of Service prior to a termination of his employment (regardless of whether such Employee had elected to defer compensation pursuant to Section 3.01) shall continue to be credited with one Year of Service upon his reemployment with the Company.

                    3.03 COMPANY DISCRETIONARY CONTRIBUTIONS.

                    (a) For each Plan Year, the Company may contribute, as a Company Discretionary Contribution, an additional amount as determined in the discretion of the Directors.

                    (b) In addition to the Company Matching Contributions made pursuant to Section 3.02 and the Company Discretionary Contribution made pursuant to Section 3.03(a), and as authorized by the Directors, for each Plan Year, the Company may contribute as a "safe harbor contribution" for such Plan Year, on behalf of Members who are not Highly Compensated Employees, the amount necessary to cause the Plan to satisfy the restrictions set forth in Section 3.01(e) and Section 3.04. Any amounts contributed pursuant to this Paragraph to cause the Plan to satisfy the restrictions set forth in Section 3.01(e) shall be allocated to the Cash or Deferred Accounts of the Members who are not Highly Compensated Employees and any amounts contributed pursuant to this Paragraph to cause the Plan to satisfy the restrictions of Section 3.04 shall be allocated to the Cash or Deferred Accounts of the Members who are not Highly Compensated Employees."

        2.    The following shall be added to Section 3.04 of the Plan:

              "If multiple use of the alternative limitation (within the meaning of section 401(m)(9) of the Code and Treasury Regulation ss. 1.401(m)-2(b)) occurs during a Plan Year, such multiple use shall be corrected in accordance with the provisions of Treasury Regulation ss. 1.401(m)-2(c); provided, however, that if such multiple use is not eliminated by making "safe harbor contributions" pursuant to Section 3.03(b), then the "actual contribution percentages" of all Highly Compensated Employees participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of Section 3.07(c) and applicable Treasury Regulations, so that there is no such multiple use."

        3. The following language shall be added to Section 3.07(c) of the Plan, effective as of January 1, 1991:

              "If vested Company Contributions are distributed to a Member and nonvested Company Contributions remain credited to such Member's Accounts, such nonvested Company Contributions shall vest at the same rate as if such distribution had not been made."

        4. Section 20.02(h) of the Plan shall be deleted and the following shall be substituted therefor:

              "(h) REMUNERATION: The total of all amounts paid by the Company to or for the benefit of a Member for services rendered or labor performed for the Company, which are required to be reported on the Member's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent) for the calendar year ending with the Plan Year, limited to $200,000 ($150,000 for Plan Years beginning after December 31, 1993) for any Plan Year with such limitation to be (1) adjusted automatically to reflect any amendments to section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code, (2) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law and (3) in the case of a Member who is either a five-percent owner of the Company (within the meaning of section 416(i)(1)(A)(iii) of the Code) or is one of the ten most Highly Compensated Employees for the Plan Year and who has a spouse and/or lineal descendants who are under the age of nineteen as of the end of a Plan Year who receive Remuneration during such Plan Year, prorated and allocated among such Member, his spouse, and/or lineal descendants under the age of nineteen based on the Remuneration for such Plan Year of each such individual."

        5. As amended hereby, the Plan is specifically ratified and reaffirmed.

       EXECUTED this 26 day of May, 1995.


                                        SEAGULL ENERGY CORPORATION



                                        By /s/ ILLEGIBLE
                                           ----------------------------------

                             SIXTH AMENDMENT TO
                             SEAGULL THRIFT PLAN


        WHEREAS, SEAGULL ENERGY CORPORATION (the "Company") has heretofore adopted and maintains the SEAGULL THRIFT PLAN (the "Plan") for the benefit of its eligible employees; and

        WHEREAS, the Company desires to amend the Plan;

        NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1995, except as otherwise provided herein:

        1. The phrase "plus such Member's allocation of forfeitures" shall be deleted from Section 1.01(10)(B) of the Plan.

        2. Section 4.02(c) of the Plan shall be deleted and the following shall be substituted therefor:

              "(c) As of the last day of each Plan Year, the Company Discretionary Contribution, if any, made pursuant to Section 3.03(a) for such Plan Year shall be allocated as of the last day of such Plan Year to the Company Contribution Account of each Member (regardless of whether such Member elected to have Cash or Deferred Contributions made to the Plan on his behalf during such Plan Year) who had completed one Year of Service as of the last day of such Plan Year and who (A) was an Eligible Employee on the last day of such Plan Year or (B) terminated his employment during such Plan Year on or after his Normal Retirement Date or by reason of total and permanent disability or death. The allocation to each such eligible Member's Company Contribution Account shall be that portion of such Company Discretionary Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year."

        3. The following new Section 4.02(f) shall be added to Article IV of the Plan:

              "(f) Any amounts that are forfeited under any provision hereof during a Plan Year shall be applied to reduce Company Matching Contributions next coming due."

        4. Section 4.04(b) of the Plan shall be deleted and the following shall be substituted therefor:

              "(b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of a reasonable error in estimating a Member's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions which would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

                   (1) first, any such excess Annual Additions in the form of Company Discretionary Contributions shall, to the extent such amounts would otherwise have been allocated to such Member's Company Contribution Account, be allocated to a suspense account and shall be held therein until used to reduce future Company Matching Contributions in the same manner as a forfeiture;

                   (2) next, any such excess Annual Additions in the form of Cash or Deferred Contributions which are not considered in determining the amount of Company Matching Contributions pursuant to Section 3.02(a) shall be distributed to such Member, adjusted for income or loss allocated thereto; and

                   (3) finally, any such excess Annual Additions in the form of Cash or Deferred Contributions which are considered in determining the amount of Company Matching Contributions pursuant to Section
        3.02(a) shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Company Matching Contributions based upon such distributed Cash or Deferred Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Company Contribution Account, be allocated instead to a suspense account and shall be held therein until used to reduce future Company Matching Contributions in the same manner as a forfeiture."

        5.    The phrase "and forfeitures" shall be deleted from Article VI(b),
Section 7.02(b) and Section 9.01(b) of the Plan.

        6. Effective April 4, 1995, the following new Section 8.02(e) shall be added to Article VIII the Plan:

              "(e) Paragraph (b) above notwithstanding, if a Member shall cease to be employed by reason of a reduction in force, as hereinafter described, such Member shall then have a 100% Vested Interest in his

        Company Contribution Account. The employment of a Member shall be considered as having been terminated because of a `reduction in force' if such Member's employment is terminated as the result of a workforce reduction, geographic consolidation or segment disposition."

        7. The last two sentences of Section 8.04(b) of the Plan shall be deleted and the following shall be substituted therefor:

        "Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Company pursuant to this Paragraph shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to reduce Company Matching Contributions. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Company Contributions otherwise available for allocation to other Members in accordance with Section 4.02(c), and any additional amount needed to restore such forfeited amounts shall be a minimum required Company Contribution (without regard to current or accumulated earnings and profits)."

        8. Section 8.04(e) of the Plan shall be deleted and the following shall be substituted therefor:

              "(e) Any forfeitures occurring pursuant to Paragraphs (a), (c), or (d) above shall be held in a suspense account and shall be applied to reduce Company Matching Contributions next coming due. For all Valuation Dates prior to such application, forfeited amounts held in the suspense account shall not receive allocations of net income (or net loss) pursuant to Section 4.03."

        9.    Effective April 4, 1995, the following sentence shall be added to
Section 10.01(e) of the Plan:

        "Notwithstanding the foregoing, in the event of a segment disposition by the Company, the limitation of this Paragraph (e)(2) shall not apply to a Member who transfers to the employment of the purchaser of such segment if such segment disposition satisfies the requirements of section 401(k)(10) of the Code."

        10. Section 10.02 of the Plan shall be deleted and the following shall be substituted therefor:

              "10.02 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited, held in a suspense account, and applied to reduce Company Matching Contributions next coming due. For all Valuation Dates prior to such application, forfeited amounts held in the suspense account shall not participate in allocations of the net income (or net loss) of the Trust Fund. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.04(b)."

        11. The third sentence of Section 18.01 of the Plan shall be deleted and the following shall be substituted therefor:

        "The provisions of the Plan shall apply separately and equally to each Employing Company and its employees in the same manner as is expressly provided for the Company and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee shall be exercised by the Directors alone and the power to amend or terminate the Plan and Trust Agreement shall be exercised by the Company alone."

        12. As amended hereby, the Plan is specifically ratified and reaffirmed.

        EXECUTED this 7th day of July, 1995.


                                        SEAGULL ENERGY CORPORATION



                                        By /s/ ROBERT W. SHOWER
                                           ---------------------------------




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